

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2016

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA

Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.

7855 Ivanhoe Ave., Suite 210

La Jolla, CA 92037

(858) 454-4837

www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



7.79%
41.12%
51.09%
Domestic
International
Net Cash [1]

[1]*Net Cash represents cash equivalents and other assets less liabilities.*

INDUSTRY DIVERSIFICATION

Information Technology	24.0%
Financials	19.2%
Consumer Discretionary	11.5%
Energy	9.6%
Consumer Staples	8.1%
Healthcare	6.3%
Telecommunications	5.6%
Industrials	3.9%
Utilities	2.1%
Materials	1.9%
Net Cash'	7.8%

TOP 10 HOLDINGS

MasterCard, Inc.	5.70%
Apple Inc.	4.61%
American International Group, Inc.	4.54%
Baidu, Inc.	3.71%
Citigroup, Inc.	3.61%
Diageo Plc.	3.55%
BNP Paribas SA	3.30%
Teva Pharmaceutical Industries, Ltd.	3.28%
Bank of America Corp.	3.19%
Alphabet, Inc. Class A	2.87%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	40
2015 Portfolio Turnover	11.27%
Net Assets (millions)	$19.62
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
7.23%
4.87%
8.33%
11.36%
0.94%
5.84%
9.51%
11.61%
3.89%
4.47%
5.63%
6.41%
Non-annualized
QTD
1 Year
3 Year
5 Year
10 Year
*Since Inception

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION [2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$19,376
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

[3]*A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $19,376.26 on 9/30/16. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Portfolio Review:

The Mundoval Fund returned 7.23% in the third quarter versus 4.87% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.63% versus 6.41% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Energy sector (Petrobras & Lukoil), Financial sector (Banco do Brasil) and Telecommunication sector (Telekom Indonesia). Negative factors that impacted performance during the quarter included the Materials sector (CF Industries), the Industrial sector (Chicago Bridge & Iron), and Consumer Discretionary sector (Tesco Plc).

During the quarter shares of Coach, China Mobile & Ambev were sold in order to provide liquidity to purchase shares of Roche Holding, a Swiss pharmaceutical & diagnostic business, Novo-Nordisk, a Denmark based pharmaceutical business and Valero Energy, the largest independent oil refiner in the United States. The geographic diversification of the fund as of September 30, 2016 is 41% Domestic stocks, 51% International stocks & 8% cash equivalents. The Fund owned shares of common stock in 39 companies as of September 30, 2016.

Manager Commentary:

In the fall of 2015, economic difficulties and corruption allegations of government officials helped to drive down the Brazilian stock market to five year lows. Many of the largest publicly traded companies listed on the Bovespa stock exchange in Brazil, some of which are owned in the Mundoval Fund, were selling for fractions of their net asset values and low multiples of their earnings. It was challenging for many investors to be optimistic about investment opportunity in Brazil as the economic and political news continued to be negative. As a result of the pessimistic outlook, fundamental business valuations of many Brazilian companies were not fully reflected in their share prices.

It is not surprising that Brazilian stocks have been a bright spot for the Mundoval Fund and investors in 2016 as the Bovespa index of stocks has appreciated more than 50%. The main reason for this occurrence is that bargain stock prices are typically the result of bad news and prolonged negative sentiment in the capital markets. For investors that are willing to be patient and maintain a long term time horizon, periods of share price volatility and negative sentiment can present attractive investment opportunities.

Thank you for your business & continued confidence.

Sincerely yours,

Arthur Q. Johnson
Portfolio Manager

Average Annualized Total Returns as of September 30, 2016

	3Q 2016 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	7.23%	8.33%	0.94%	9.51%	6.32%	3.89%	5.63%
MSCI World Index	4.87%	11.36%	5.84%	11.61%	8.49%	4.47%	6.41%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.